                             [KEMPER FRONT COVER]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
INDUSTRY SECTORS
10
LARGEST HOLDINGS
11
PORTFOLIO OF INVESTMENTS
13
REPORT OF INDEPENDENT AUDITORS
14
FINANCIAL STATEMENTS
16
NOTES TO FINANCIAL STATEMENTS
20
FINANCIAL HIGHLIGHTS

AT A GLANCE

ABOUT YOUR REPORT

YOUR FUND'S FISCAL YEAR END CHANGED IN 1997 FROM DECEMBER 31 TO NOVEMBER 30. THE FINANCIAL STATEMENTS INCLUDED HEREIN ARE FOR THE PERIOD JANUARY 1, 1997, THROUGH NOVEMBER 30, 1997. CERTAIN OTHER INFORMATION CONTAINED IN THIS REPORT COVERS THE 12 MONTHS ENDED NOVEMBER 30, 1997. THIS CHANGE DOES NOT AFFECT YOUR INVESTMENT.

KEMPER-DREMAN HIGH RETURN EQUITY
FUND TOTAL RETURNS

FOR THE 12 MONTHS ENDED NOVEMBER 30, 1997 (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]

NET ASSET VALUE

                                   AS OF      AS OF
                                  11/30/97   11/30/96
-------------------------------------------------------
KEMPER-DREMAN HIGH
RETURN EQUITY FUND CLASS A      $33.52     $27.87
-------------------------------------------------------
KEMPER-DREMAN HIGH
RETURN EQUITY FUND CLASS B      $33.37     $27.77
-------------------------------------------------------
KEMPER-DREMAN HIGH
RETURN EQUITY FUND CLASS C      $33.38     $27.78
-------------------------------------------------------

KEMPER-DREMAN HIGH RETURN EQUITY
FUND LIPPER RANKINGS

COMPARED TO ALL OTHER FUNDS IN THE LIPPER EQUITY INCOME FUNDS CATEGORY*

                CLASS A              CLASS B           CLASS C
----------------------------------------------------------------------
1-YEAR     #45 of 178 funds     #69 of 178 funds    #70 of 178 funds
----------------------------------------------------------------------
3-YEAR     #1 of 116 funds             N/A                N/A
----------------------------------------------------------------------
5-YEAR     #1 of 60 funds              N/A                N/A
----------------------------------------------------------------------

DIVIDEND REVIEW

DURING THE FISCAL YEAR, KEMPER-DREMAN HIGH RETURN EQUITY FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                     CLASS A   CLASS B   CLASS C
----------------------------------------------------------------------
INCOME DIVIDEND      $0.3700   $  0.03   $   0.03
----------------------------------------------------------------------
SHORT-TERM
CAPITAL GAIN         $0.1632   $  0.03   $   0.03
----------------------------------------------------------------------
LONG-TERM
CAPITAL GAIN         $0.1647   $  0.03   $   0.03
----------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges. If they had, results may have been less favorable.

TERMS TO KNOW


YOUR FUND'S STYLE

MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc., Chicago, IL (312)
 BOX] 696-6000. (Morningstar Style Box is based on a portfolio date as of November 30, 1997.) The
                           Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.
                           Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

PRICE/EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters.

GRAY MONDAY The name used to identify Monday, October 27, 1997. On that day the Dow Jones Industrial Average lost 554 points or 7 percent of its total value. Gray Monday is a comparison to Black Monday, October 19, 1987, when the market lost almost 23 percent of its total value.

ECONOMIC Overview

[ALLYN PHOTO]

MAUREEN F. ALLYN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., SERVES AS THE FIRM'S CHIEF ECONOMIST. ALLYN GRADUATED SUMMA CUM LAUDE FROM OAKLAND UNIVERSITY NEAR DETROIT, WITH A BACHELOR'S DEGREE IN PSYCHOLOGY. SHE RECEIVED HER MASTER'S IN ECONOMICS, WITH A SPECIALIZATION IN INTERNATIONAL TRADE AND FINANCE, FROM THE NEW SCHOOL FOR SOCIAL RESEARCH IN NEW YORK.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT ADVISOR FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPANIES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

We start 1998 optimistic about the long-term prospects of the U.S. economy and financial markets but cautious about the next several months. The Asian financial crisis that dominated the global investment environment in the second half of 1997 promises to continue, posing significant risks to the economy and investors. We look for the strength of the American consumer -- currently enjoying rising real incomes, better employment opportunities, lower mortgage rates and easy access to credit -- and the secular strength of the trend toward capital spending on high technology to be sufficient to override the influence of Asia on the U.S. In short, our best case scenario calls for the U.S. to muddle through an unsettling period. As it has for several years, the country should continue to enjoy relatively low interest rates and low inflation. But the new year will be different in at least two ways, both of which can be expected to have direct bearing on investment opportunities.

  First, the economy should grow at a much slower pace. A slowdown in Asia will depress capital goods spending and heighten import pricing pressure, putting a damper on American corporations' pricing and profit growth at least through 1999. While the U.S. economy grew at an almost 4 percent rate in 1997, we look for no better than 2 percent growth for the next two years -- with more than half of the change attributable to the effect of the Asian fallout.

  Disappointing corporate profits is another given for 1998. Profits had begun to slow last year even before the height of the Asian crisis. High current valuations, however, seem to suggest that Wall Street has yet to recognize this. The clash between Wall Street profit expectations and actual reported earnings is part of the risk likely to be associated with equity investing in 1998. Volatility, such as we experienced in 1997, should continue. In fact, the overall market volatility is not likely to reflect the turmoil that individual equities may experience. There will be a narrowing of the number of companies able to meet analysts' expectations and this market will be absolutely unforgiving to those companies that fall far short.

  Having stated this, however, we look for the Standard & Poor's 500 to return about 9.5 percent, including the effect of reinvested dividends. This would be an average return and in line with the historical long-term 10 percent return of the stock market. On the heels of the last three 20 percent-plus return years, an investor in 1998 may weigh the 10 percent prospect against a projected 7 percent total return on bonds and consider the difference insufficient compensation for the inherent added risk. Adopting a more conservative posture for the new year may be an appropriate step that you'll want to discuss with your financial representative in the context of your long-term investing objectives.

  To achieve a 9.5 percent return in 1998, the market's already high valuations need to move even higher. We expect this to occur for a few reasons: the market has so far demonstrated a certain complacency about the valuation levels; American investors don't perceive there's anywhere better to go than the U.S. equity market; and foreigners think of the U.S. market as a safe haven. All should help support the market.

  Where, then, are the opportunities likely to be in 1998? Expect to see disparate performance within industry sectors. For example, while the financial services sector in 1997 tended to provide across-the-board strong performance, in 1998 we expect the sector to include its share of winners and losers. Stock selection will be key, too, to benefiting from the technology sector. Over the long term, we are optimistic about technology and corporate America's continuing commitment to it. It will be difficult to participate in a market return in 1998 without having some exposure to technology-based companies. One caution: Not all technology companies will survive the year, which raises the risk of investing in the sector.

  Conventional wisdom might argue in favor of remaining in the U.S. with your investment dollars in 1998 and, more specifically, invested in small capitalization companies with domestic lines of business. We'd challenge such thinking as slower growth, slower inflation and even

ECONOMIC OVERVIEW

                                  [BAR GRAPH]


Economic Guideposts

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

    The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                               NOW (12/31/97)        6 MONTHS AGO        1 YEAR AGO          2 YEAR AGO
10-YEAR TREASURY RATE(1)             5.81                 6.22               6.58                 5.65
PRIME RATE(2)                        8.5                  8.5                8.25                 8.5
INFLATION RATE(3)                    1.7                  2.23               3.04                 2.72
THE U.S. DOLLAR(4)                  10.43                 7.32               4.59                -0.57
CAPITAL GOODS ORDERS(5)*            11.61                 8.58               2.23                 9.56
INDUSTRIAL PRODUCTION(5)*            5.59                 3.91               4.7                  2.34
EMPLOYMENT GROWTH(6)                 2.66                 2.3                2.41                 1.57

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

 *   Data as of November 30, 1997.

Source: Economics Department, Scudder Kemper Investment, Inc.



deflation and pricing pressures change the U.S. economic climate. The only real antidote is growth, and from now on growth is more likely to be found outside the United States. Today to participate in the growth from global business you'd need to be exposed to large capitalization companies.

  International investing is a promising proposition in 1998, the Asian fallout notwithstanding. In established markets, there are attractive opportunities to be found in Europe and in Japan. Several Japanese companies have real cash flows and even relatively attractive valuations. In addition, the effect of the Asian problems has not been to discourage all investment into emerging markets; rather investors have tended to divert investment dollars and business to other increasingly attractive emerging markets in eastern Europe, the Middle East, Africa and Latin America.

  With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Maureen Allyn

MAUREEN ALLYN

Chief Economist, Scudder Kemper Investments, Inc.

January 9, 1998

PERFORMANCE Update

[DREMAN PHOTO]

DAVID N. DREMAN IS PORTFOLIO MANAGER OF KEMPER-DREMAN HIGH RETURN EQUITY FUND. HE HAS MORE THAN 30 YEARS OF EXPERIENCE AS AN INVESTMENT ANALYST, ADVISOR AND MANAGER. DREMAN HOLDS A BACHELOR OF COMMERCE DEGREE FROM THE UNIVERSITY OF MANITOBA, WINNIPEG, MANITOBA, CANADA. DAVID DREMAN IS CONSIDERED TO BE A PIONEER OF THE VALUE STYLE OF INVESTING AND IS A REGULAR COLUMNIST IN FORBES AND THE AUTHOR OF SEVERAL BOOKS ON CONTRARIAN INVESTING.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER-DREMAN HIGH RETURN EQUITY FUND CONTINUED ITS EXCELLENT PERFORMANCE IN THE 12 MONTHS ENDED NOVEMBER 30, 1997, EARNING THE HIGHEST OVERALL RATING GIVEN BY MORNINGSTAR, INC. -- FIVE STARS. THE FUND ALSO RECEIVED FIVE STARS AMONG 2,242 AND 1,248 DOMESTIC EQUITY FUNDS FOR EACH OF THE THREE- AND FIVE-YEAR PERIODS ENDED NOVEMBER 30, 1997, RESPECTIVELY.* PORTFOLIO MANAGER DAVID DREMAN MAINTAINS THAT PATIENCE, EXPERIENCE AND SOUND STOCK PICKING BENEFITED THE FUND AND WORKED TO SUSTAIN THE FUND'S OUTSTANDING PERFORMANCE IN THE YEAR'S VOLATILE MARKET. HERE HE DISCUSSES HIS STRATEGY.

Q       KEMPER-DREMAN HIGH RETURN EQUITY FUND RETURNED 25.98 PERCENT (CLASS A
SHARES, UNADJUSTED FOR ANY SALES CHARGE) FOR THE 12 MONTHS ENDED NOVEMBER 30, 1997, OUTPERFORMING THE LIPPER EQUITY INCOME FUND CATEGORY AVERAGE OF 23.99 PERCENT. HOW DID YOU POSITION THE FUND DURING THE YEAR TO PERFORM AS WELL AS IT DID IN THE 'UP AND DOWN' MARKET WE EXPERIENCED IN 1997 -- FROM THE DOW JONES BREAKING THE 8,000 MARK TO GRAY MONDAY?

A      Coming into the year we wanted to be more conservative. This is one of the most powerful bull markets of the century, and our first priority was to preserve our fundholders' gains. We got out of technology and other exposed parts of the market early. We kept our banks and financial stocks, which have been excellent performers. We've been patiently waiting for the market to come in a little, or decline, which it has yet to do.

  Our conservative stance has enabled us primarily to help protect the fund from violent swings on the downside. By not taking great risks, we've been able to cushion the fund during some of the market plunges, and, because we own some excellent companies, we've been keeping close to the market without much risks when it climbs.

Q       THE VOLATILITY IN THE MARKET SEEMS TO HAVE WORKED IN THE FUND'S FAVOR.
HOW IS THAT?

A      First let me say that because of the fund's conservative posture, we have been performing better than the market on down days.

  We've seen the market up or down more than 100 points in a single day many times this year. This is a good market environment for us to operate in. In the past, volatility has given us major opportunities and that was true again this year. What I mean by opportunities is that good companies' stock prices typically fall to a point where we can take advantage of them because they are cheap based on fundamentals, meaning they have got what we value managers look for -- low price to earnings ratios. Compared to their earnings, these companies' stocks are priced inexpensively.

* Morningstar proprietary ratings reflect risk-adjusted performance. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three- and five-year returns (with fee adjustment) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The percentage of funds receiving a particular rating is as follows: five stars 10 percent; four stars 22.5 percent; three stars 35 percent; two stars 22.5 percent; and one star 10 percent.

PERFORMANCE UPDATE



  This market defies all the rules I've ever seen. There is no market in this century that has the momentum of the current one, and as you mentioned, there is enormous volatility. I think we could see a 20 percent correction. But for a fund like ours, that is an outstanding opportunity because high volatility usually means a great degree of uncertainty. If there's that type of uncertainty, any temporary negative event could knock stocks down in price. Some of these then undervalued stocks become excellent opportunities for us. That's the kind of market in which Kemper-Dreman High Return Equity Fund has traditionally done extremely well.

Q       LOOKING LONGER TERM, KEMPER-DREMAN HIGH RETURN EQUITY FUND'S PERFORMANCE
IS NOTEWORTHY. THE FUND WAS RANKED BY LIPPER IN THE EQUITY INCOME CATEGORY AS #45 OF 178 FUNDS FOR THE ONE-YEAR PERFORMANCE, AND #1 OF 116 AND #1 OF 60 FOR THE THREE- AND FIVE-YEAR PERIODS, RESPECTIVELY. THE FUND RETURNED 33.93 PERCENT AND 21.91 PERCENT (CLASS A SHARES UNADJUSTED FOR SALES CHARGE) FOR THE THREE- AND FIVE-YEAR PERIODS COMPARED WITH ITS LIPPER FUND GROUP AVERAGE OF 24.81 PERCENT AND 16.84 PERCENT FOR THE SAME PERIODS. HOW DO YOU EXPLAIN THE LARGER GAP BETWEEN THE FUND AND ITS GROUP AVERAGE LONGER TERM?

A      Investing in a fund like Kemper-Dreman High Return Equity Fund is a long-term proposition. Kemper stresses investing for the long term rather than jumping in and out of investments for the quick buck. Sure, people have made money that way, but historically investors have made much more from their investments by sticking with a program for the long haul. Because of the volatility of the market, all investment vehicles have some better periods than others. The key to a solid investment, one that will give you a good return but also be relatively safe, is the long-term record, and this fund has that.

Q       A YEAR AGO, YOU CALLED TECHNOLOGY STOCKS 'SPECULATIVE.' WHAT'S YOUR
FEELING ABOUT THEM NOW?

A      A couple of years ago, the fund had about 15 percent in tech stocks and now that's down to almost zero. We sold our technology earlier in the year, and it hurt us at first. But much like we tell investors, we anticipated selling would turn out well for the fund in the longer term, which it has. The sector has been hit hard in the past couple of months. I anticipate there will be opportunities for us in the coming year to purchase some technology at low price-to-earnings ratios (P/Es). Technology is an area we would love to buy because there are good stocks out there that are becoming undervalued, and therefore, good buys.

  The whole idea behind my value investing style is to buy good conservative companies when others don't want them. That's how we have been able to pick up potential winners like Philip Morris, AT&T and Bank of Boston. By buying them when they are unpopular and undervalued, we should be able to capitalize as their earnings continue to be strong and they become once again popular in the market and brought back to an appropriate price.

Q       IS THERE A SECTOR OR PARTICULAR STOCKS IN THE PORTFOLIO THAT
DISAPPOINTED YOU DURING THE YEAR?

A      Well, at first we were disappointed with technology stocks. However, their time will come. Likewise, oil stocks are out of favor right now. We think they're defensive stocks. When their prices come down, we should do well with those as we believe they'll outperform the market.

Q       THE FUND'S TWO LARGEST HOLDINGS ARE TOBACCO STOCKS, PHILIP MORRIS AND
U.S. TOBACCO. PLEASE EXPLAIN YOUR RATIONALE FOR CHOOSING TO INVEST IN THE TOBACCO SECTOR AS WELL AS OTHER SECTORS.

A      We believe Congress is likely to pass litigation protection for tobacco companies next year. Even the staunchest opponents of tobacco are sitting down at the negotiating table. We think tobacco is therefore an excellent value right now. We've invested more than 15 percent of the fund in tobacco and food companies -- as you said, mainly Philip Morris, RJR Nabisco and UST -- almost four times what we had the same time last year.

  These companies are good, solid companies with excellent earnings. The growth record of Philip Morris is close to that of Coca-Cola. Almost as many people have heard of Philip Morris as have heard of Coke worldwide. It has enormous international sales and is priced well below the market. I expect it to be a major winner for us next year.

  Besides tobacco, we've really increased our stakes in energy. It's now about 12 percent of the portfolio whereas the fund didn't own a single oil stock two years ago. That shows just how much more defensive we have become. Recently, we added Texaco and have increased the fund's holdings in Amoco and Atlantic Richfield.

PERFORMANCE UPDATE

SPECIAL SHAREHOLDERS' MEETING



Q       WHAT TYPE OF EFFECT DID THE JAPANESE AND FAR EAST MARKETS' PROBLEMS HAVE
ON THE FUND?

A      The fund doesn't own stocks that have major exposure in Southeast Asia, so I do not expect it will get hurt there. The only way the fund could get hurt is if a major financial crisis takes place and it looks like that's been averted. On the other hand, U.S. computer companies may get hit hard, which could be an opportunity for us. The computer industry could be hit because overseas customers who have placed large orders for computers may not be able to take delivery of them now because they do not have the money to pay for them. That's how the computer industry in the U.S. could be affected, resulting in less-than-expected earnings. This would then lead to their stock prices dropping, creating opportunities for the fund to buy good companies at low prices.

It also may be that the overall effect of the crisis in Southeast Asia is that the U.S. stock market comes down a bit. Corporate earnings estimates may seem too high right now. It's an earnings-driven market and if earnings do not continue at the rapid pace of the last few years, stocks will drop.

Q       CONSIDERING PHILIP MORRIS' INTERNATIONAL GROWTH, IS IT AT INCREASED
EXPOSURE TO TROUBLES IN ASIA?

A      Actually, no, for two good reasons. First, much of its growth is in
Western Europe, although Eastern Europe is becoming a factor. Asia doesn't play a large role in its earnings yet. And secondly, the selling price of a Philip Morris product, be it a pack of cigarettes for a couple of dollars or one of its food companies' products, is peanuts compared to the selling price of a computer. Tobacco companies are just not as dependent for their growth on Asia as I expect the computer companies.

Q       WHAT DO YOU EXPECT FROM THE MARKETS IN 1998, AND HOW WILL YOU POSITION
THE FUND?

A      I expect the volatility to continue, so we'll continue to be very conservative, just like we've been in 1997. What we want to do with the fund is have less volatility and, hopefully, reasonable return. We will continue our conservative stance, but if volatility knocks down areas that we like -- such as technology, then we'll become more aggressive.

SPECIAL SHAREHOLDERS' MEETING

On July 29, 1997, a special shareholders' meeting was held. Kemper-Dreman High Return Equity Fund shareholders were asked to vote on the approval of a Sub-Advisory Agreement with Dreman Value Management, L.L.C. We are pleased to report that the sub-advisory agreement was approved. Following is the result of the voting on the issue:

        Vote             Number     Percentage of Shares Voted

FOR                    31,399,085             95.40%

AGAINST                   510,841              1.55%

ABSTAIN                 1,003,240              3.05%

PERFORMANCE UPDATE

KEMPER-DREMAN HIGH RETURN EQUITY FUND
--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

 FOR PERIODS ENDED NOVEMBER 30, 1997 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)

                                                        1-YEAR   5-YEAR   LIFE OF CLASS
--------------------------------------------------------------------------------------------------------
    KEMPER-DREMAN HIGH RETURN EQUITY FUND CLASS A       18.73%   20.47%       18.85%      (since 3/18/88)
--------------------------------------------------------------------------------------------------------
    KEMPER-DREMAN HIGH RETURN EQUITY FUND CLASS B       21.80      N/A        30.30       (since 9/11/95)
--------------------------------------------------------------------------------------------------------
    KEMPER-DREMAN HIGH RETURN EQUITY FUND CLASS C       24.79      N/A        31.32       (since 9/11/95)
--------------------------------------------------------------------------------------------------------

                                  LINE GRAPHS
-------------------------------------------------------------------------------
Kemper-Dreman High Return Equity Fund Class A
-------------------------------------------------------------------------------

                                                           3/18/88                 12/31/91           12/31/95          11/30/97
------------------------------------------------------------------------------------------------------------------------------------
Kemper-Dreman High Return Equity Fund A1                   $ 10,000                 17,016             32,376            53,435

Standard & Poor's 500 Stock Index+                         $ 10,000                 17,641             29,100            46,750

Consumer Price Index++                                     $ 10,000                 11,837             13,176            13,871

                                  LINE GRAPHS
-------------------------------------------------------------------------------
Kemper-Dreman High Return Equity Fund Class B
-------------------------------------------------------------------------------

                                                           9/11/95                 12/31/95           12/31/96          11/30/97
------------------------------------------------------------------------------------------------------------------------------------
Kemper-Dreman High Return Equity Fund B1                   $ 10,000                 11,288             14,407            18,011

Standard & Poor's 500 Stock Index+                         $ 10,000                 10,859             13,345            17,445

Consumer Price Index++                                     $ 10,000                 10,039             10,373            10,569

                                  LINE GRAPHS
-------------------------------------------------------------------------------
Kemper-Dreman High Return Equity Fund Class C
-------------------------------------------------------------------------------

                                                           9/11/95                 12/31/95           12/31/96          11/30/97
------------------------------------------------------------------------------------------------------------------------------------
Kemper-Dreman High Return Equity Fund C1                   $ 10,000                 11,294             14,419            18,326

Standard & Poor's 500 Stock Index+                         $ 10,000                 10,859             13,345            17,445

Consumer Price Index++                                     $ 10,000                 10,039             10,373            10,569


   Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of 5.75 percent, for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) as follows: 1 year, 3 percent; 5 year, 1 percent; since inception, 0 percent. For Class C shares there is no adjustment for sales charge. The maximum CDSC for Class B shares is 4 percent. For Class C shares, there is a 1 percent CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1)Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the CDSC in effect at the end of the period for Class B shares. In comparing Kemper-Dreman High Return Equity Fund to the Standard & Poor's 500 Stock Index+ and the Consumer Price Index++, you should note that the fund's performance reflects the applicable sales charge, while no such charges are reflected in the performance of the indices.

+ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

INDUSTRY SECTORS

A FISCAL YEAR-END COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on December 31, 1996, and on November 30, 1997.

                                  [BAR GRAPH]


                                KEMPER-DREMAN HIGH RETURN                  KEMPER-DREMAN HIGH RETURN
                                EQUITY FUND AS OF 11/30/97                 EQUITY FUND OF 12/31/96
FINANCE                                   31.0%                                     29.9%

CONSUMER STAPLES                          26.4%                                     13.6%

ENERGY                                    24.1%                                     13.0%

HEALTH CARE                                6.9%                                      9.3%

TECHNOLOGY                                 3.9%                                      7.8%

CAPITAL GOODS                              2.6%                                      9.1%

UTILITIES                                  0.0%                                      3.8%

CONSUMER CYCLICALS                         3.5%                                      6.6%

COMMUNICATIONS SERVICES                    0.0%                                      2.9%

BASIC MATERIALS                            1.6%                                      3.5%

TRANSPORTATION                             0.0%                                      0.5%


A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of the Kemper-Dreman High Return Equity Fund represented on November 30, 1997, compared to the industry sectors that make up the fund's benchmark, the Standard & Poor's 500 Stock Index.


                                  [BAR GRAPH]

                                KEMPER-DREMAN HIGH RETURN                  KEMPER-DREMAN HIGH RETURN
                                EQUITY FUND AS OF 11/30/97                 EQUITY FUND OF 12/31/96
FINANCE                                   31.0%                                     16.3%

CONSUMER STAPLES                          26.4%                                     15.1%

ENERGY                                    24.1%                                      8.6%

HEALTH CARE                                6.9%                                     10.9%

TECHNOLOGY                                 3.9%                                     14.3%

CAPITAL GOODS                              2.6%                                      9.5%

UTILITIES                                  0.0%                                      3.2%

CONSUMER CYCLICALS                         3.5%                                      9.2%

COMMUNICATIONS SERVICES                    0.0%                                      6.9%

BASIC MATERIALS                            1.6%                                      4.7%

TRANSPORTATION                             0.0%                                      1.3%

+The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST COMMON STOCK HOLDINGS*

Representing 37.2 percent of the fund's total net assets on November 30, 1997.

--------------------------------------------------------------------------------------------------------
HOLDINGS                                                                     PERCENT
--------------------------------------------------------------------------------------------------------

1.       PHILIP MORRIS                 The largest cigarette maker in the U.S. Through its       7.1%
                                       Miller Brewing subsidiary, it is also the country's
                                       second-largest brewer. This company is also a major
                                       branded food producer through its Kraft Foods
                                       subsidiaries.

2.       UST                           Manufactures and sells smokeless tobacco.                 4.8%

3.       AMOCO CORP.                   Engaged in the exploration, development and production    4.8%
                                       of crude oil and natural gas, and in the refining and
                                       marketing of petroleum products and petrochemicals.

4.       ATLANTIC RICHFIELD            Engaged in exploring, developing and producing            4.6%
                                       petroleum which includes petroleum liquids and natural
                                       gas.

5.       RJR NABISCO                   The second largest producer of primarily branded          3.3%
                                       cigarettes sold domestically and internationally.
                                       Through its 81 percent-owned subsidiary, it is the
                                       leading producer of crackers and cookies in the U.S.
                                       market with significant products in various other food
                                       categories both domestically and internationally.

6.       FEDERAL                       Often referred to as "Freddie Mac", this corporation      2.7%
         HOME LOAN                     provides for the transfer of capital between mortgage
         MORTGAGE CORP.                lenders and mortgage security investors, enabling
                                       mortgage lenders to provide a continuous flow of funds
                                       to borrowers.

7.       FEDERAL NATIONAL MORTGAGE     Often referred to as "Fannie Mae", this is a private      2.7%
         ASSOCIATION                   corporation federally chartered to provide financial
                                       products and services that increase the availability
                                       and affordability of housing to low, moderate and
                                       middle-income Americans.

8.       TEXACO                        Engaged in the worldwide exploration for and              2.6%
                                       production, transportation, refining and marketing of
                                       crude oil, natural gas and petroleum products.

9.       AT&T                          Provides products, services and systems for the           2.4%
                                       movement and management of information. AT&T markets
                                       selected AT&T products, systems and services in the
                                       United States and abroad.

10.      COLUMBIA/                     Health care services company which owns and manages       2.2%
         HCA HEALTHCARE                general acute care and specialty hospitals and related
                                       businesses.

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS




KEMPER-DREMAN HIGH RETURN EQUITY FUND

Portfolio of Investments at November 30, 1997

(DOLLARS IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                       NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------------
BANKS--13.1%                             Banc One Corp.                                  603,300       $   30,995
                                         Bank of New York Co.                            311,100           16,722
                                         BankAmerica Corp.                               285,864           20,868
                                         BankBoston                                      333,600           29,732
                                         Bankers Trust New York Corp.                     66,000            7,825
                                         Barnett Banks                                   327,300           23,034
                                         Capital One Financial Corp.                     566,700           25,679
                                         Crestar Financial Corp.                         437,800           22,492
                                         First Chicago NBD Corp.                         729,232           57,062
                                         First Union Corp.                               395,710           19,291
                                         Fleet Financial Group, Inc.                      82,200            5,430
                                         KeyCorp                                         240,600           16,225
                                         J.P. Morgan & Co.                               157,200           17,950
                                         NationsBank                                     667,980           40,121
                                         Norwest Corp.                                   180,800            6,769
                                         PNC Bank Corp., N.A.                            424,035           22,818
                                         Signet Banking Corp.                            355,100           19,153
                                         Wells Fargo & Co.                                 6,000            1,844
                                         ----------------------------------------------------------------------------
                                                                                                          384,010
---------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--1.0%                   Hanson PLC, ADR                                 710,925           18,484
                                         Louisiana-Pacific Corp.                         508,300           10,261
                                         ----------------------------------------------------------------------------
                                                                                                           28,745
---------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--1.6%                      General Electric Co.                            284,200           20,960
                                         Xerox Corp.                                     327,300           25,427
                                         ----------------------------------------------------------------------------
                                                                                                           46,387
---------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--2.1%                 Liz Claiborne                                    78,600            3,950
                                         Dayton Hudson Corp.                             107,800            7,162
                                         Dillard Department Stores                        77,800            2,844
                                         Ford Motor Co.                                  146,100            6,282
                                      (a)Fruit of The Loom                               156,600            3,651
                                         Philips Electronics N.V., ADR                   361,100           24,194
                                      (a)Toys R Us                                        94,300            3,218
                                         V.F. Corp.                                      123,000            5,681
                                         Wal-Mart Stores                                 153,100            6,114
                                         ----------------------------------------------------------------------------
                                                                                                           63,096
---------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--16.2%                  Imperial Tobacco Group, ADR                   1,006,150           13,080
                                         Philip Morris Cos.                            4,800,400          208,817
                                         Quaker Oats Co.                                 178,900            9,482
                                         RJR Nabisco Holdings Corp.                    2,635,400           96,027
                                         UST, Inc.                                     4,558,400          140,741
                                         Universal Corp.                                 190,600            7,541
                                         ----------------------------------------------------------------------------
                                                                                                          475,688
---------------------------------------------------------------------------------------------------------------------
ENERGY--14.8%                            AMOCO Corp.                                   1,557,800          140,202
                                         Atlantic Richfield Co.                        1,672,200          136,284
                                         Columbia Gas System                             723,900           52,664
                                         Energy Group PLC, ADS                           685,825           29,319
                                         Texaco                                        1,362,300           76,970
                                         ----------------------------------------------------------------------------
                                                                                                          435,439
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--6.0%                 American General Corp.                           74,800            4,030
                                         American International Group, Inc.              145,200           14,638
                                         Federal Home Loan Mortgage Corp.              1,911,100           78,833
                                         Federal National Mortgage Association         1,475,400           77,919
                                         ----------------------------------------------------------------------------
                                                                                                          175,420
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE--4.3%                        Columbia/HCA Healthcare Corp.                 2,208,800           65,160
                                      (a)Humana, Inc.                                  1,312,300           29,117
                                      (a)Tenet Healthcare Corp.                          963,600           30,534
                                         ----------------------------------------------------------------------------
                                                                                                          124,811
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS



(DOLLARS IN THOUSANDS)
                                                                                    NUMBER OF SHARES     VALUE
TECHNOLOGY--2.4%                         AT&T                                          1,245,000       $   69,564
                                         ----------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--61.5%
                                         (Cost: $1,472,277)                                             1,803,160
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT     VALUE
(B)MONEY MARKET                          Yield--4.67% to 6.05%
INSTRUMENTS--36.9%
                                         Due--December 1997 and January 1998
                                         AMOCO Corp.                                   $  30,000           29,991
                                         AT&T                                             30,000           29,863
                                         Bank of New York Co. Inc.                        25,000           24,766
                                         Banner Receivables Corp.                         23,687           23,505
                                         Bayerische Landesbank Girozentrale               34,000           33,881
                                         Campbell Soup Co.                                50,000           49,717
                                         Coca Cola Enterprises, Inc.                      72,000           71,789
                                         Corporation Asset Funding Co. Inc.               44,000           43,692
                                         Walt Disney Co.                                  40,000           39,781
                                         Dow Chemical Co.                                 54,000           53,848
                                         E.I. DuPont de Nemours and Co.                   57,000           56,743
                                         Eureka Securities                                62,000           61,939
                                         FP Funding Corp.                                 25,000           24,922
                                         Metlife Funding, Inc.                            26,000           25,988
                                         Morgan Stanley, Dean Witter, Discover &
                                           Co.                                            75,000           74,502
                                         National Australia                               30,000           29,973
                                         Nestle Capital Corp.                             25,000           24,952
                                         Sheffield Receivables Corp.                      27,050           26,926
                                         Southern Co.                                     35,000           34,941
                                         U.S. Treasury bills                              45,000           44,801
                                         Warner-Lambert Co.                               35,200           35,031
                                         Windmill Funding Corp.                           75,774           75,446
                                         Xerox Credit Corp.                               26,100           25,941
                                         Other                                           138,384          137,717
                                         ----------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--36.9%
                                         (Cost: $1,080,655)                                             1,080,655
                                         ----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--98.4%
                                         (Cost: $2,552,932)                                             2,883,815
                                         ----------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--1.6%                     47,906
                                         ----------------------------------------------------------------------------
                                         NET ASSETS--100%                                              $2,931,721
                                         ----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) The Fund has entered into exchange traded S&P 500 Index futures contracts in order to take advantage of anticipated market conditions and effectively invest in equities approximately $949,000,000 of money market instruments. As a result, approximately 94% of the Fund's net assets are effectively invested in equities. (See Note 6 of the Notes to Financial Statements.)

Based on the cost of investments of $2,552,932,000 for federal income tax purposes at November 30, 1997, the gross unrealized appreciation was $337,988,000, the gross unrealized depreciation was $7,105,000 and the net unrealized appreciation on investments was $330,883,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS




THE BOARD OF DIRECTORS AND SHAREHOLDERS

KEMPER-DREMAN HIGH RETURN EQUITY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper-Dreman High Return Equity Fund as of November 30, 1997, and the related statements of operations for the eleven months then ended and changes in net assets for the eleven months then ended and year ended December 31, 1996, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1994 were audited by other auditors whose report dated January 19, 1995 expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper-Dreman High Return Equity Fund at November 30, 1997, the results of its operations for the eleven months then ended, the changes in its net assets for the eleven months then ended and year ended December 31, 1996, and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          January 20, 1998

FINANCIAL STATEMENTS






STATEMENT OF ASSETS AND LIABILITIES

November 30, 1997

(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $2,552,932)                                              $2,883,815
--------------------------------------------------------------------------
Cash                                                                52,929
--------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                  16,531
--------------------------------------------------------------------------
  Dividends                                                          3,056
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 2,956,331
--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
Payable for:
  Investments purchased                                             19,023
--------------------------------------------------------------------------
  Fund shares redeemed                                               1,465
--------------------------------------------------------------------------
  Management fee                                                     1,607
--------------------------------------------------------------------------
  Distribution services fee                                            882
--------------------------------------------------------------------------
  Administrative services fee                                          500
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             1,125
--------------------------------------------------------------------------
  Directors' fees                                                        8
--------------------------------------------------------------------------
    Total liabilities                                               24,610
--------------------------------------------------------------------------
NET ASSETS                                                      $2,931,721
--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
Paid-in capital                                                 $2,451,365
--------------------------------------------------------------------------
Undistributed net realized gain on investments                     134,180
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         330,883
--------------------------------------------------------------------------
Undistributed net investment income                                 15,293
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $2,931,721
--------------------------------------------------------------------------
 THE PRICING OF SHARES
CLASS A SHARES
  Net asset value and redemption price per share
  ($1,383,012 / 41,258 shares outstanding)                          $33.52
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $35.56
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,300,158 / 38,968 shares outstanding)                          $33.37
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($220,621 / 6,609 shares outstanding)                             $33.38
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($27,930 / 834 shares outstanding)                                $33.51
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Eleven months ended November 30, 1997

(IN THOUSANDS)

 NET INVESTMENT INCOME
  Interest                                                      $ 36,552
------------------------------------------------------------------------
  Dividends                                                       24,258
------------------------------------------------------------------------
    Total investment income                                       60,810
------------------------------------------------------------------------
Expenses:
  Management fee                                                  12,084
------------------------------------------------------------------------
  Distribution services fee                                        6,378
------------------------------------------------------------------------
  Administrative services fee                                      3,849
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           5,374
------------------------------------------------------------------------
  Professional fees                                                   75
------------------------------------------------------------------------
  Reports to shareholders                                            252
------------------------------------------------------------------------
  Directors' fees and other                                           82
------------------------------------------------------------------------
    Total expenses                                                28,094
------------------------------------------------------------------------
NET INVESTMENT INCOME                                             32,716
------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on sales of investments                       21,339
------------------------------------------------------------------------
  Net realized gain from futures transactions                    113,531
------------------------------------------------------------------------
    Net realized gain                                            134,870
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments           249,096
------------------------------------------------------------------------
Net gain on investments                                          383,966
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $416,682
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                ELEVEN MONTHS
                                                                    ENDED                 YEAR ENDED
                                                                NOVEMBER 30,             DECEMBER 31,
                                                                    1997                     1996
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                          $   32,716                   5,651
-----------------------------------------------------------------------------------------------------
  Net realized gain                                                 134,870                  21,480
-----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                             249,096                  61,834
-----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                416,682                  88,965
-----------------------------------------------------------------------------------------------------
  Distribution from net investment income                           (17,802)                 (5,373)
-----------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                (3,648)                (18,442)
-----------------------------------------------------------------------------------------------------
Total dividends to shareholders                                     (21,450)                (23,815)
-----------------------------------------------------------------------------------------------------
Net increase from capital share transactions                      1,798,655                 574,488
-----------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                      2,193,887                 639,638
-----------------------------------------------------------------------------------------------------
 NET ASSETS
Beginning of period                                                 737,834                  98,196
-----------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$15,293 and $373, respectively)                                  $2,931,721                 737,834
-----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF
     THE FUND Kemper-Dreman High Return Equity Fund (the Fund) is a separate series of Kemper Value Fund, Inc. (KVF), an open-end management investment company organized as a corporation in the state of Maryland. KVF is authorized to issue 3 billion shares of $.01 par value common stock.

                             The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

                             In 1997, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to November 30 from December 31.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class

NOTES TO FINANCIAL STATEMENTS



                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income quarterly and net realized capital gains at least annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Zurich Insurance
                             Company, the parent of Zurich Kemper Investments,
                             Inc. (ZKI), has acquired a majority interest in Scudder, Stevens & Clark, Inc. (Scudder), another major investment manager. At completion of this transaction on December 31, 1997, Scudder changed its name to Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and the operations of ZKI were combined with Scudder Kemper. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper
                             Distributors, Inc. (KDI) and Kemper Service Company
                             (KSvC), respectively.

                             MANAGEMENT AGREEMENT. KVF has a management agreement with Scudder Kemper. The Fund pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $12,084,000 for the eleven months ended November 30, 1997. Dreman Value Management, L.L.C. serves as sub-adviser with respect to the investment and reinvestment of assets in the Fund, and is paid by Scudder Kemper for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. KVF has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                  COMMISSIONS
                                                                                                 ALLOWED BY KDI
                                                                          COMMISSIONS     ----------------------------
                                                                        RETAINED BY KDI   TO ALL FIRMS   TO AFFILIATES
                                                                        ---------------   ------------   -------------
                                       Eleven months ended
                                       November 30, 1997                 $  3,113,000       13,161,000       221,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                                                   COMMISSIONS AND
                                                                              DISTRIBUTION FEES   DISTRIBUTION FEES
                                                                                  AND CDSC           PAID BY KDI
                                                                               RECEIVED BY KDI        TO FIRMS
                                                                              -----------------   -----------------
                                       Eleven months ended
                                       November 30, 1997                      $   7,226,000           31,289,000

NOTES TO FINANCIAL STATEMENTS


                             ADMINISTRATIVE SERVICES AGREEMENT. KVF has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid by the Fund are as follows:

                                                                                                 ASF PAID BY KDI
                                                                           ASF PAID BY     ----------------------------
                                                                         THE FUND TO KDI   TO ALL FIRMS   TO AFFILIATES
                                                                         ---------------   ------------   -------------
                                       Eleven months ended
                                       November 30, 1997                    $3,849,000       4,879,000        15,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with KVF's transfer agent, KSvC is the shareholder service agent of the Fund. Under this agreement, KSvC received shareholder services fees of $4,150,000 for the eleven months ended November 30, 1997.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of Scudder Kemper. During the eleven months ended November 30, 1997, the Fund made no payments to its officers and incurred directors' fees of $39,000 to independent directors.

--------------------------------------------------------------------------------
4    TRANSACTIONS
     INVESTMENT              For the eleven months ended November 30, 1997,
                             investment transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                           $1,168,965

                             Proceeds from sales                     86,880

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                ELEVEN MONTHS ENDED                    YEAR ENDED
                                                                 NOVEMBER-30,-1997                 DECEMBER-31,-1996
                                                              ----------------------             ---------------------
                                                              SHARES          AMOUNT             SHARES         AMOUNT
                                       --------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                32,374       $  979,187            11,969       $294,186
                                       --------------------------------------------------------------------------------
                                        Class B                31,055          934,233            10,792        264,773
                                       --------------------------------------------------------------------------------
                                        Class C                 5,473          164,900             1,617         40,240
                                       --------------------------------------------------------------------------------
                                        Class I                   952           28,381               612         14,409
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                   395           12,470               483         12,533
                                       --------------------------------------------------------------------------------
                                        Class B                   193            6,172               322          8,424
                                       --------------------------------------------------------------------------------
                                        Class C                    26              855                51          1,337
                                       --------------------------------------------------------------------------------
                                        Class I                    14              422                21            512
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                (6,529)        (201,847)           (1,483)       (35,513)
                                       --------------------------------------------------------------------------------
                                        Class B                (2,981)         (90,730)             (682)       (16,613)
                                       --------------------------------------------------------------------------------
                                        Class C                  (572)         (17,377)              (77)        (1,854)
                                       --------------------------------------------------------------------------------
                                        Class I                  (586)         (18,011)             (338)        (7,946)
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   469           14,557                37            907
                                       --------------------------------------------------------------------------------
                                        Class B                  (471)         (14,557)              (37)          (907)
                                       --------------------------------------------------------------------------------
                                       NET INCREASE FROM
                                       CAPITAL SHARE TRANSACTIONS           $1,798,655                         $574,488
                                       --------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts in order to take advantage of anticipated market conditions and, as such, bears the risk that arises from owning these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and the broker as the market value of the futures contract fluctuates. At November 30, 1997, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $44,795,000 for the following futures contracts owned by the Fund.

                                                                CONTRACT                      EXPIRATION        GAIN AT
                                               TYPE              AMOUNT         POSITION        MONTH          11/30/97
                                       ----------------------------------------------------------------------------------

                                       S&P 500 Index          $948,693,000      Long          Dec. '97        $25,155,000

FINANCIAL HIGHLIGHTS



                                                    -----------------------------------------------------
                                                                           Class A
                                                    -----------------------------------------------------
                                                    ELEVEN MONTHS
                                                        ENDED              YEAR ENDED DECEMBER 31,
                                                    NOVEMBER 30,        -----------------------------
                                                        1997            1996    1995    1994    1993
---------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $26.52           21.49   15.11   15.50   14.62
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   .54             .39     .26     .25     .21
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                6.89            5.75    6.76    (.39)   1.13
---------------------------------------------------------------------------------------------------------
Total from investment operations                         7.43            6.14    7.02    (.14)   1.34
---------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                 .37             .38     .24     .25     .21
---------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                     .06             .73     .40      --     .25
---------------------------------------------------------------------------------------------------------
Total dividends                                           .43            1.11     .64     .25     .46
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $33.52           26.52   21.49   15.11   15.50
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           28.15%          28.79   46.86    (.99)   9.22
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
Expenses                                                 1.22%           1.21    1.25    1.25    1.25
---------------------------------------------------------------------------------------------------------
Net investment income                                    2.38%           2.12    1.55    1.58    1.47
---------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
Expenses                                                 1.22%           1.21    1.57    1.39    1.56
---------------------------------------------------------------------------------------------------------
Net investment income                                    2.38%           2.12    1.23    1.44    1.16
---------------------------------------------------------------------------------------------------------

                                                                 ----------------------------------------
                                                                                 Class B
                                                                 ----------------------------------------
                                                                 ELEVEN MONTHS     YEAR     SEPT. 11
                                                                     ENDED        ENDED        TO
                                                                  NOVEMBER 30,    DEC. 31,   DEC. 31,
                                                                     1997          1996       1995
---------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $   26.44        21.47       19.45
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                .31          .19         .07
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                    6.84         5.72        2.41
---------------------------------------------------------------------------------------------------------
Total from investment operations                                      7.15         5.91        2.48
---------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                              .16          .21         .06
---------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                  .06          .73         .40
---------------------------------------------------------------------------------------------------------
Total dividends                                                        .22          .94         .46
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $33.37        26.44       21.47
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                        27.10%       27.63       12.88
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
Expenses                                                              2.12%        2.20        2.00
---------------------------------------------------------------------------------------------------------
Net investment income                                                 1.48%        1.13         .61
---------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
Expenses                                                              2.12%        2.31        2.35
---------------------------------------------------------------------------------------------------------
Net investment income                                                 1.48%        1.02         .26
---------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[CAPTION]

                                                             -----------------------------------  ---------------------------------
                                                                             CLASS C                           CLASS I
                                                             -----------------------------------  ---------------------------------
                                                             ELEVEN MONTHS      YEAR    SEPT. 11  ELEVEN MONTHS    YEAR     NOV.1
                                                                 ENDED         ENDED       TO         ENDED       ENDED       TO
                                                              NOVEMBER 30,    DEC. 31,  DEC. 31,  NOVEMBER 30,   DEC. 31,  DEC. 31,
                                                                 1997          1996      1995        1997         1996      1995
------------------------------------------------------------------------------------------------  ---------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $     26.45       21.48     19.45        26.49       21.51     19.90
------------------------------------------------------------------------------------------------  ---------------------------------
Income from investment operations:
  Net investment income                                              .32         .20       .09          .75         .54       .04
------------------------------------------------------------------------------------------------  ---------------------------------
  Net realized and unrealized gain                                  6.83        5.72      2.41         6.81        5.70      2.03
------------------------------------------------------------------------------------------------  ---------------------------------
Total from investment operations                                    7.15        5.92      2.50         7.56        6.24      2.07
------------------------------------------------------------------------------------------------  ---------------------------------
Less dividends:
  Distribution from net investment income                            .16         .22       .07          .48         .53       .06
------------------------------------------------------------------------------------------------  ---------------------------------
  Distribution from net realized gain                                .06         .73       .40          .06         .73       .40
------------------------------------------------------------------------------------------------  ---------------------------------
Total dividends                                                      .22         .95       .47          .54        1.26       .46
------------------------------------------------------------------------------------------------  ---------------------------------
Net asset value, end of period                               $     33.38       26.45     21.48        33.51       26.49     21.51
------------------------------------------------------------------------------------------------  ---------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                      27.10%      27.66     12.94        28.71       29.36     10.47
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
Expenses                                                            2.10%       2.22      1.95          .83         .88       .47
------------------------------------------------------------------------------------------------  ---------------------------------
Net investment income                                               1.50%       1.11       .66         2.77        2.45      1.99
------------------------------------------------------------------------------------------------  ---------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
Expenses                                                            2.10%       2.33      2.30          .83         .88       .85
------------------------------------------------------------------------------------------------  ---------------------------------
Net investment income                                               1.50%       1.00       .31         2.77        2.45      1.61
------------------------------------------------------------------------------------------------  ---------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------------------------------------
                                                      ELEVEN MONTHS
                                                          ENDED                  YEAR ENDED DECEMBER 31,
                                                       NOVEMBER 30,    -------------------------------------------
                                                           1997          1996        1995        1994       1993
-------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)            $  2,931,721       737,834      98,196      35,005    28,413
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                             5%           10          18          12        14
-------------------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the eleven months ended November 30, 1997 and the year ended December 31, 1996 were $.0501 and $.0513, respectively.
--------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. The investment manager waived a portion of its management fee and absorbed certain operating expenses of the Fund through the period ended December 31, 1996.

                                    NOTES

                                    NOTES

DIRECTORS & OFFICERS

DIRECTORS                    OFFICERS

JAMES E. AKINS             DANIEL PIERCE               ANN M. MCCREARY
Director                   Chairman of the Board       Vice President


ARTHUR R. GOTTSCHALK       MARK S. CASADY              KATHRYN L. QUIRK
Director                   President                   Vice President

FREDERICK T. KELSEY        PHILIP J. COLLORA           THOMAS F. SASSI
Director                   Vice President,             Vice President
                           Secretary and Treasurer

DANIEL PIERCE              THOMAS H. FORESTER          STEVEN T. STOKES
Director                   Vice President              Vice President

FRED B. RENWICK            FREDERICK L. GASKIN         LINDA J. WONDRACK
Director                   Vice President              Vice President

JOHN B. TINGLEFF           JERARD K. HARTMAN           JOHN R. HEBBLE
Director                   Vice President              Assistant Treasurer

EDMOND D. VILLANI          JONATHAN KAY                MAUREEN E. KANE
Director                   Vice President              Assistant Secretary

JOHN G. WEITHERS           THOMAS W. LITTAUER          CAROLINE PEARSON
Director                   Vice President              Assistant Secretary

                                                       ELIZABETH C. WERTH
                                                       Assistant Secretary


----------------------------------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
----------------------------------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
----------------------------------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania
                                      Kansas City, MO 64105
----------------------------------------------------------------------------------------------------------
INDEPENDENT                           ERNST & YOUNG LLP
AUDITORS                              233 South Wacker Drive
                                      Chicago, IL 60601
----------------------------------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606
                                      www.kemper.com

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Printed on recycled paper.

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Value Style prospectus.

KDHRF - 2(1/98) 1041990
Printed in the U.S.A.                                      [KEMPER FUNDS LOGO]